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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of iVillage Inc. of our report dated January 26, 2000 which appears in iVillage's Annual Report on Form 10-K for the fiscal year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                            /s/ PricewaterhouseCoopers LLP

New York, New York
April 24, 2000



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